FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Kenneth D. Najour Chief Financial Officer T: 561-682-8947 E: Kenneth.Najour@AltisourceAMC.com

Altisource Asset Management Corporation Reports Third Quarter 2013 Results

FREDERIKSTED, USVI October 22, 2013 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation ("AAMC" or the "Company") (NYSE MKT: AAMC) announced today financial and operating results for the third quarter of 2013. Net loss for the third quarter of 2013 totaled $2.6 million or $1.09 per share based on a weighted average of 2.3 million shares outstanding.

Net loss for the nine months ended September 30, 2013 totaled $4.9 million or $2.09 per share based on a weighted average of 2.3 million shares outstanding.

Third quarter business performance highlights:

•
We facilitated the purchase of three portfolios of non-performing residential mortgage loans ("NPLs") for Altisource Residential Corporation ("Residential") having an aggregate market value of underlying properties of $712 million.

•
We facilitated the entry into two master repurchase agreements with major financial institutions for Residential which have provided $325 million of additional borrowing capacity to finance the acquisition and ownership of sub-performing and non-performing residential mortgage loans and REO properties.

•	We earned incentive management fees from Residential of $51,000 based on Residential's payment of a dividend of $0.10 per share to its stockholders.

•	We priced the second accretive equity offering for Residential which closed on October 1, 2013, raising a total of $350 million.

•	We transferred the listing of our common stock from the OTCQX to the NYSE MKT.

Chief Executive Officer Ashish Pandey stated, “AAMC and its management team have continued to provide sound asset management services to Residential in growing Residential’s NPL portfolio, providing additional accretive equity and debt capital for Residential to deploy and in managing the resolution of Residential’s loans.”

“We are proud of our implementation of Residential’s differentiated business plan. We believe that, with AAMC’s guidance, Residential’s acquisition cost, efficient operating structure and low cost of capital provide it with a competitive advantage in the single-family rental REIT space," said Chairman William Erbey.

Webcast and conference call
The Company will host a webcast and conference call on Tuesday, October 22, 2013, at 11 A.M Eastern Time to discuss its financial results for the third quarter of 2013. The conference call will be webcast live over the internet from the Company's website at www.altisourceamc.com and can be accessed by clicking on the “Shareholder” section.

About AAMC
AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles that own real estate related assets. Its initial client is Residential, a real estate investment trust that is focused on providing affordable rental homes to families throughout the United States.  Additional information is available at www.altisourceamc.com.

Forward-looking statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management's beliefs and expectations. Forward-looking statements are based on management's beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. AAMC undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC's ability to achieve its business and strategy and implement its business plan; AAMC's ability to leverage strategic relationships on an efficient and cost-effective basis; its ability to compete; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity and financing; and other risks and uncertainties detailed in the "Forward-Looking Statements," "Risk Factors" and other sections of AAMC's Registration Statement on Form 10, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q for the first and second quarter of 2013 and other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended September 30, 2013	Nine months ended September 30, 2013

Rental revenues and net gain on investments:
Rental revenues	$6	$6
Net unrealized gain on mortgage loans	17,670	25,963
Net realized gain on mortgage loans	1,909	4,015
Total rental revenues and net gain on investments	19,585	29,984
Expenses:
Residential rental property operating expenses	191	275
Real estate depreciation and amortization	4	4
Mortgage loan servicing costs	2,154	3,788
Interest expense	467	1,163
General and administrative	5,105	11,008
Related party general and administrative	681	1,052
Total expenses	8,602	17,290
Other income	169	362
Net income	11,152	13,056
Net income attributable to noncontrolling interest in consolidated affiliate	(13,709)	(17,952)
Net loss attributable to common stockholders	$(2,557)	$(4,896)

Loss per share of common stock – basic:
Loss per basic share	$(1.09)	$(2.09)
Weighted average common stock outstanding – basic	2,348,040	2,344,923
Loss per share of common stock – diluted:
Loss per diluted share	$(1.09)	$(2.09)
Weighted average common stock outstanding – diluted	2,348,040	2,344,923

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	September 30, 2013	December 31, 2012
Assets:
Real estate assets:
Land (from consolidated VIE)	$224	$—
Rental residential properties, net (from consolidated VIE)	1,128	—
Real estate owned (from consolidated VIE)	14,408	—
	15,760	—
Real estate assets held for sale (from consolidated VIE)	1,074	—
Mortgage loans (from consolidated VIE)	641,903	—
Cash and cash equivalents (including from consolidated VIE $98,252 and $100,005, respectively)	102,060	105,014
Restricted cash (from consolidated VIE)	3,092	—
Related party receivables (including from consolidated VIE $6,272 and $0, respectively)	6,272	361
Deferred leasing and financing costs, net (from consolidated VIE)	1,744	—
Prepaid expenses and other assets (including from consolidated VIE $911 and $6, respectively)	1,495	440
Total assets	773,400	105,815
Liabilities:
Repurchase agreements (from consolidated VIE)	338,800	—
Accounts payable and accrued liabilities (including from consolidated VIE $2,408 and $46, respectively)	3,728	406
Related party payables (including from consolidated VIE $2,746 and $54, respectively)	2,297	528
Total liabilities	344,825	934
Commitments and contingencies
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; 2,350,546 and 2,343,213 shares issued and outstanding, respectively	24	23
Additional paid-in capital	8,439	4,993
Accumulated deficit	(4,942)	(46)
Total stockholders' equity	3,521	4,970
Noncontrolling interest in consolidated affiliate	425,054	99,911
Total equity	428,575	104,881
Total liabilities and equity	$773,400	$105,815

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended September 30, 2013
(Unaudited, in thousands)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Revenues and net gain on investments:
Rental revenues	$6	$—	$—	$6
Net unrealized gain on mortgage loans	17,670	—	—	17,670
Net realized gain on mortgage loans	1,909	—	—	1,909
Incentive management fee	—	51	(51)	—
Expense reimbursements	—	1,307	(1,307)	—
Total revenues	19,585	1,358	(1,358)	19,585
Expenses:
Residential rental property operating expenses	191	—	—	191
Real estate depreciation and amortization	4	—	—	4
Mortgage loan servicing costs	2,154	—	—	2,154
Interest expense	467	—	—	467
General and administrative	1,190	3,915	—	5,105
Related party general and administrative	2,039	—	(1,358)	681
Total expenses	6,045	3,915	(1,358)	8,602
Other income	169	—	—	169
Net income (loss)	13,709	(2,557)	—	11,152
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	(13,709)	(13,709)
Net income (loss) attributable to common stockholders	$13,709	$(2,557)	$(13,709)	$(2,557)

Altisource Asset Management Corporation
Consolidating Statement of Operations
Nine months ended September 30, 2013
(Unaudited, in thousands)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Revenues and net gain on investments:
Rental revenues	$6	$—	$—	$6
Net unrealized gain on mortgage loans	25,963	—	—	25,963
Net realized gain on mortgage loans	4,015	—	—	4,015
Expense reimbursements	—	3,371	(3,371)	—
Incentive management fees	—	51	(51)	—
Total rental revenues and net gain on investments	29,984	3,422	(3,422)	29,984
Expenses:
Residential rental property operating expenses	275	—	—	275
Real estate depreciation and amortization	4	—	—	4
Mortgage loan servicing costs	3,788	—	—	3,788
Interest expense	1,163	—	—	1,163
General and administrative	2,690	8,318	—	11,008
Related party general and administrative	4,474	—	(3,422)	1,052
Total expenses	12,394	8,318	(3,422)	17,290
Other income	362	—	—	362
Net income (loss)	17,952	(4,896)	—	13,056
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	(17,952)	(17,952)
Net income (loss) attributable to common stockholders	$17,952	$(4,896)	$(17,952)	$(4,896)

Altisource Asset Management Corporation
Consolidating Balance Sheet
September 30, 2013
(Unaudited, in thousands)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Assets:
Real estate assets, net:
Land	$224	$—	$—	$224
Rental residential properties, net	1,128	—	—	1,128
Real estate owned	14,408	—	—	14,408
	15,760	—	—	15,760
Real estate assets held for sale	1,074	—	—	1,074
Mortgage loans	641,903	—	—	641,903
Cash and cash equivalents	98,252	3,808	—	102,060
Restricted cash	3,092	—	—	3,092
Related party receivables	6,272	590	(590)	6,272
Deferred leasing and financing costs, net	1,744	—	—	1,744
Prepaid expenses and other assets	911	584	—	1,495
Total assets	769,008	4,982	(590)	773,400
Liabilities:
Repurchase agreement	338,800	—	—	338,800
Accounts payable and accrued liabilities	2,408	1,320	—	3,728
Related party payables	2,746	141	(590)	2,297
Total liabilities	343,954	1,461	(590)	344,825
Commitments and contingencies
Equity:
Common stock	251	24	(251)	24
Additional paid-in capital	409,449	8,439	(409,449)	8,439
Retained earnings/(accumulated deficit)	15,354	(4,942)	(15,354)	(4,942)
Total stockholders' equity	425,054	3,521	(425,054)	3,521
Noncontrolling interest in consolidated affiliate	—	—	425,054	425,054
Total equity	425,054	3,521	—	428,575
Total liabilities and equity	$769,008	$4,982	$(590)	$773,400

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2012
(Unaudited, in thousands)

	Residential (GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Cash and cash equivalents	$100,005	$5,009	$—	$105,014
Related party receivables	—	410	(49)	361
Prepaid expenses and other assets	6	434	—	440
Total assets	100,011	5,853	(49)	105,815
Liabilities:
Accounts payable and accrued liabilities	46	360	—	406
Related party payables	54	523	(49)	528
Total liabilities	100	883	(49)	934
Commitments and contingencies
Equity:
Common stock	78	23	(78)	23
Additional paid-in capital	99,922	4,993	(99,922)	4,993
Deficit accumulated during the development stage	(89)	(46)	89	(46)
Total stockholders' equity	99,911	4,970	(99,911)	4,970
Noncontrolling interest in consolidated affiliate	—	—	99,911	99,911
Total equity	99,911	4,970	—	104,881
Total liabilities and equity	$100,011	$5,853	$(49)	$105,815